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                       AMENDMENT NO. 3 TO APPENDIX NO. 1
                                     TO THE
           CONFIGURABLE POSTSCRIPT INTERPRETER OEM LICENSE AGREEMENT
                                    BETWEEN
                       AMIABLE TECHNOLOGIES INCORPORATED
                                      AND
                           ADOBE SYSTEMS INCORPORATED

                          Effective Date: Feb 26, 2001

THIS AMENDMENT NO. 3 to Appendix No. 1, effective as of February 7, 1997 (the "Appendix"), to the Configurable PostScript Interpreter OEM License Agreement effective as of February 7, 1997 (the "Agreement"), is between ADOBE SYSTEMS INCORPORATED, a Delaware corporation having its place of business at 345 Park Avenue, San Jose, CA 95110-2704 ("Adobe") and AMIABLE TECHNOLOGIES INCORPORATED, a Pennsylvania corporation having a place of business at International Plaza Two, Suite 625, Philadelphia, PA 19113-1518 ("OEM").

WHEREAS, the parties wish to add certain Heisei Japanese Typefaces and modify the pricing with respect to certain versions of Licensed Systems distributed through Remarketer customers.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, Appendix No. 1 is amended as follows:

1. A new Paragraph is added to Section K(2) ("Coded Font Programs for Japanese Typefaces") to read as follows:

      "c. Heisei Japanese Typefaces. Adobe will provide the Adobe Standard Japanese Character Set which includes JIS, Shift-JIS, and EUC encodings of the JIS X 0208-1983 and JIS X 0208-1990 Level 1 and Level 2 characters plus other characters and encodings as defined in Adobe's Technical Note #5078 (Adobe-Japan 1-2 Character Collection for CID-Keyed Fonts), dated October 4, 1994, for the Font Programs for Japanese Typefaces in CID-keyed font format listed below. Generic characters listed therein are not typeface specific. Special character set or encodings are not provided.

      Identifying Trademark   Character Collection   Trademark Owner
      ---------------------   --------------------   ---------------
1.    HeiseiMin-W3            Adobe-Japan1-2         Japan Standards Association
                                                     Font Design Center
2.    HeiseiKakuGo-W5         Adobe-Japan1-2         Japan Standards Association
                                                     Font Design Center
3.    HeiseiMin-W5            Adobe-Japan1-1         Japan Standards Association
                                                     Font Design Center
4.    HeiseiMin-W7            Adobe-Japan1-1         Japan Standards Association
                                                     Font Design Center
5.    HeiseiMin-W9            Adobe-Japan1-1         Japan Standards Association
                                                     Font Design Center
6.    HeiseiMaruGo-W4         Adobe-Japan1-1         Japan Standards Association
                                                     Font Design Center
7.    HeiseiKakuGo-W3         Adobe-Japan1-1         Japan Standards Association
                                                     Font Design Center
8.    HeiseiKakuGo-W7         Adobe-Japan1-1         Japan Standards Association
                                                     Font Design Center
9.    HeiseiKakuGo-W9         Adobe-Japan1-1         Japan Standards Association
                                                     Font Design Center
10.   HeiseiMin-W3H           Adobe-Japan2-0         Japan Standards Association
                                                     Font Design Center

Base 2 Heisei Fonts are the first two fonts on the above list.

OEM shall include the following notice in documentation and materials accompanying any product that refers to the Coded Font Programs for Japanese Typefaces in Paragraph c ("Heisei Japanese Typefaces") above::

      The Heisei Fonts (list the applicable fonts by name) have been licensed for use from the Japan Standards Association Font Design Center. Unauthorized reproduction as a font is prohibited.

OEM is not a member of the Japan Standards Association Font Design Center so Adobe is required to notify the Font Design Center of this license to OEM prior to distribution of the Heisei Japanese Typefaces with a Licensed System. OEM consents to such notification."


10/02/00rjc             Amend. 3 to App. 1 to CPSI Agmt - Amiable & Adobe      1
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2.    A new Paragraph I(5)c(iii) is added to Section I(5)c ("Licensed Use
Royalties for Coded Font Programs for Japanese Typefaces") to read as follows:

      "I(5)c(iii) Licensed Systems with Designated Output Devices With <1200 DPI & List Price Under (Yen)500,000. Notwithstanding the requirements set forth in Section C ("Licensed System") and in the 1st Paragraph in Section I(3)b ("Japanese Versions") of the Appendix, OEM may distribute a Japanese Version of the Licensed System bundled with the Base 2 Heisei Fonts described above or any other combination of Heisei Fonts in addition to the Base 2, provided the Licensed System has a Japanese List Price under Five Hundred Thousand Yen ((Yen)500,000) and drives a Designated Output Device with a maximum resolution of <1200 dpi. The applicable per Typeface royalties are calculated using the table below:

                 Per Licensed Use Royalties for each Heisei Typeface
--------------------------------------------------------------------------------
            Japanese List Price for Each Fully       Royalty per
               Configured Licensed System (Yen)  Heisei Typeface in US $
                         >= 1,000,000            [Information redacted]##
                      850,000 - 999,999          [Information redacted]##
                      750,000 - 849,999          [Information redacted]##
                      650,000 - 749,999          [Information redacted]##
                      550,000 - 649,999          [Information redacted]##
                      450,000 - 549,999          [Information redacted]##
                      350,000 - 449,999          [Information redacted]##
                      250,000 - 349,999          [Information redacted]##
                      150,000 - 249,999          [Information redacted]##
                            <150,000             [Information redacted]##
--------------------------------------------------------------------------------

3. The following Designated Output Devices are added to Section B(2) to read as follows:
                            DESIGNJET 500ps/ /s/GJK
   Wide-Format Device: HP
   Low-End Inkjet Device: ALPS MD 5000

4. A new Section I.(3)a(iii) is added to Section I.(3)a ("Roman Version") to read as follows:

      Licensed Use Royalty for Select Remarketer Products. OEM is distributing its CPSI Application Object and accompanying Coded Font Programs to Remarketer customers for remarketing as part of Remarketer Products. OEM's Remarketer customers are identified herein as HP and ALPS, respectively, and the Remarketer Products to which this provision shall apply are known as the HP 488CA CPSI-based RIP driving a low resolution (i.e. <= 1200 dpi) wide-format ink jet printer (hereinafter the "HP Product") and the ALPS MD 5000 CPSI-based RIP driving an ALPS MD5500 low resolution ink jet printer (hereinafter the "ALPS Product"). OEM shall calculate and pay Adobe a per unit royalty, based upon the price set forth below, for each copy of the CPSI Application which it distributes to HP or ALPS for use with a HP Product or a ALPS Product, as applicable. Royalties for accompanying Coded Font Programs are calculated separately in accordance with Section I(5) ("Licensed Use Royalties for Coded Font Programs") of the Appendix.

      OEM shall use Gross Receipts, as defined in Section I.(3)a(i) in the Appendix, earned by OEM from the distribution of the CPSI Application and accompanying Coded Font Programs to HP or ALPS for use with the HP Product and the ALPS Product, respectively, to calculate the Licensed Use royalties payable to Adobe hereunder.

      For the ALPS Product, OEM shall calculate and pay Licensed Use royalties on the following basis:

      [Information redacted]## of its Gross Receipts for the ALPS Product or [information redacted]## per unit, whichever is greater.

      For the HP Product, OEM shall calculate and pay Licensed Use royalties on the following basis:

      [Information redacted]## of its Gross Receipts for the HP Product or [information redacted]## per unit, whichever is greater. If OEM distributes under [information redacted]## units to HP in any one year (i.e. a period of four calendar quarters with the

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## The information contained in this portion of the agreement has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

10/02/00rjc             Amend. 3 to App. 1 to CPSI Agmt - Amiable & Adobe      2
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      first quarter beginning with First Commercial Shipment of the CPSI
      Application Object to HP for use with the HP Product and in any subsequent four calendar quarter periods), OEM shall pay Adobe an additional [information redacted]## per number of units actually distributed by OEM during that one year period, due and payable within thirty days after the close of such period. After the first four calendar quarter period described above, Adobe reserves the right to unilaterally increase the minimum to [information redacted]## per unit in the event OEM fails to distribute at least [information redacted]## units to HP during that preceding first year period.

5. All other terms and conditions of Appendix 1 shall remain in full force and effect.

In WITNESS WHEREOF, the parties have caused this AMENDMENT No. 3 to APPENDIX No. 1 to be signed by their duly authorized representatives.

ADOBE:                                         OEM:

ADOBE SYSTEMS INCORPORATED                     AMIABLE TECHNOLOGIES INCORPORATED


By: /s/ Graham Freeman                         By: /s/ Gerald J. Kochanski
    ------------------------------             ---------------------------------

Print                                          Print
Name: G Freeman                                Name: Gerald J. Kochanski
      ----------------------------                   ---------------------------

Title: Sr VP, WWS                              Title: CFO & Vice President
       ---------------------------                    --------------------------

Date: 2/21/01                                  Date: February 6, 2001
      ----------------------------                   ---------------------------


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## The information contained in this portion of the agreement has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.


10/02/00rjc             Amend. 3 to App. 1 to CPSI Agmt - Amiable & Adobe      3